UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2016

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number) - (516) 671-4900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On April 19, 2016, The First of Long Island Corporation held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	FOR	WITHHELD	Broker Non-Vote
Paul T. Canarick	8,759,380	351,267	3,360,384

Alexander L. Cover	8,914,976	195,671	3,360,384

Stephen V. Murphy	8,902,398	208,249	3,360,384

Peter Quick	8,958,587	152,060	3,360,384

Eric J. Tveter	8,894,962	215,685	3,360,384

2.	A non-binding, advisory vote to approve the compensation paid to the Corporation's named executive officers.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
7,875,813	1,164,847	69,987	3,360,384

3.	To approve The First of Long Island Corporation 2016 Cash Incentive Plan.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
8,926,943	133,862	49,842	3,360,384

4.	To ratify the appointment of Crowe Horwath LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR	AGAINST	ABSTAIN
12,276,429	171,469	23,133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Dated: April 22, 2016	By:	/s/ William Aprigliano
William Aprigliano
Senior Vice President & Chief Accounting Officer
(principal accounting officer)